UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PUSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

October 15, 2008

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	Commission file number	N/A
(State or Other Jurisdiction of Incorporation)	1-14706	(I.R.S Employer Identification No.)

Walker House, Mary Street

P.O. Box 908GT

George Town, Grand Cayman

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On October 15, 2008, Fresh Del Monte Produce Inc. issued a press release announcing that the European Commission had adopted a Decision following the conclusion of its investigation into the supply of bananas to the Northern European region of the European Economic Area. The press release is furnished herewith as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated October 15, 2008, Decision from the European Commission Regarding Antitrust Practices in the Northern European Banana Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: October 15, 2008	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer

	By:	/s/ Hani El-Naffy
Hani El-Naffy
President & Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated October 15, 2008, Decision from the European Commission Regarding Antitrust Practices in the Northern European Banana Market.